SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 17, 2004
                                                         -----------------

                      American Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
                                  -------------
                 (State or other Jurisdiction of Incorporation)


                   0-23972                               13-6972380
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          (Commission File Number)          (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
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On November 9, 2004, American Mortgage Acceptance Company ("AMAC"), together with two other co-lenders, provided a commitment (the "Commitment") to fund up to $122 million to finance the proposed acquisition by Prime/Mansur Investment Partners, LLC (the "Borrower") of all of the common shares and operating partnership units of Prime Group Realty Trust and Prime Group Realty, L.P. (collectively, "Prime") pursuant to a merger agreement entered into by Prime and the Borrower and certain affiliates of the Borrower on October 27, 2004 (the "Merger"). AMAC will be responsible for funding up to $74.5 million and the co-lenders will be responsible for funding up to $47.5 million.

In connection with providing the Commitment, AMAC received a commitment fee of $435,000.

Prime is a publicly traded real estate investment trust that invests in office and industrial properties, predominately in the Metropolitan Chicago area.

There can be no assurance that the Commitment will be funded especially in light of the fact that on November 10, 2004, Prime issued a press release stating that the Merger terminated automatically in accordance with the terms of the merger agreement because the Borrower did not obtain a financing commitment that satisfied the requirements of the merger agreement. Prime went on to say that it will continue its ongoing process of exploring a possible strategic transaction involving Prime.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    American Mortgage Acceptance Company
                                    (Registrant)



                                    BY:    /s/ Stuart J. Boesky
                                           --------------------
                                           Stuart J. Boesky
                                           President & Chief Executive Officer
        November 17, 2004